UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 5, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center, Suite 1449 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-0458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The description of the July Working Capital Note (as defined below) and related transactions set forth in Item 2.03 to this Current Report on Form 8-K, and Exhibit 10.1 filed herewith, are incorporated into this Item 1.01 by reference

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 7, 2023, the Company issued an unsecured promissory note (the “July Working Capital Note”) in the amount of $100,000.00 to the Sponsor, in exchange for the Sponsor depositing such amounts in the Company’s working capital account, in order to provide the Company with additional working capital. The July Working Capital Note does not bear interest, and matures (subject to the waiver against trust provisions) upon the earlier of (i) two (2) days following the date on which the Company’s initial business combination is consummated and (ii) the date of the liquidation of the Company.

The July Working Capital Note was issued pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the July Working Capital Note is only a summary and is qualified in its entirety by the July Working Capital Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, on March 3, 2023, the Company issued an unsecured promissory note to the Sponsor, with a principal amount equal to $810,000.00 (the “Extension Note”). Pursuant to the Extension Note, on July 5, 2023, the Company delivered to the Sponsor a written request to draw down $135,000.00 for the purpose of extending the date by which the Company has to consummate a business combination (the “Combination Period”). Upon this written request, the Sponsor deposited $135,000.00 to the Company’s Trust Account.

Item 8.01	Other Events

The Company extended the Combination Period from July 9, 2023 to August 9, 2023, by depositing $135,000.00 into the Trust Account on July 5, 2023, as described in Item 2.03 of this Current Report on Form 8-K. The Company issued the release filed herewith on July 7, 2023. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report, except Exhibit 99.1 hereto, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description

10.1	Promissory Note to ATAC Sponsor LLC

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2023

Aurora Technology Acquisition Corp.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer and Chairman